UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 29, 2024

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Main Street, Chatham, New Jersey 07928

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (862) 904-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On August 29, 2024, the Company presented clinical data on acute stress reaction and prevention of post-traumatic stress disorder (“PTSD”) data of its TNX-102 SL product candidate in two poster presentations, and presented preclinical data demonstrating automated high-throughput assay enabling screening for therapeutics to accelerate wound healing in a third poster presentation, at the 2024 Military Health System Research Symposium held August 26, 2024 to August 29, 2024 (“MHSRS”). A copy of the press release which discusses this matter is furnished hereto as Exhibit 99.01, and incorporated herein by reference. Copies of the posters are furnished hereto as Exhibits 99.02, 99.03 and 99.04, and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.01, 99.02, 99.03 and 99.04 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the United States Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On August 29, 2024, the Company presented clinical data on acute stress reaction and prevention of PTSD data of TNX-102 SL in two poster presentations titled “Two Clinical Trials of Bedtime Sublingual Cyclobenzaprine (TNX-102 SL) in Military-Related Posttraumatic Stress Disorder (PTSD) Provide Rationale to Study TNX-102 SL in the Aftermath of Trauma to Reduce Acute Stress Disorder (ASD) and Prevent PTSD” and “Development of the AURORA Platform Trial Network to Test Interventions to Reduce Acute Stress Reaction Symptoms, and Illustration of Use Testing Sublingual Cyclobenzaprine TNX-102 SL, at the MHSRS. the company also presented preclinical data demonstrating automated high-throughput assay enabling screening for therapeutics to accelerate wound healing in a third poster presentation entitled “Integrating Automated High-Throughput Scratch Assay and Cell Painting for Comprehensive Analysis of Cell Migration and Wound Healing”.

The third poster, titled “Integrating Automated High-Throughput Scratch Assay and Cell Painting for Comprehensive Analysis of Cell Migration and Wound Healing”, demonstrated optimization of a highly efficient scratch-wound assay development method. The scratch-wound assay, commonly used to study wound healing, has limitations that the study addresses by introducing an automated miniaturized high-throughput wound healing assay, enabling mass screening and identification of novel therapies for wound-healing. The screening technology was merged with cell-painting to allow discovery of morphological characteristics to identify mechanism of action of drugs for wound healing.

Forward- Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company’s product development, clinical trials, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statement that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.
	99.01	Press Release of the Company, August 29, 2024
99.02

Two Clinical Trials of Bedtime Sublingual Cyclobenzaprine (TNX-102 SL) in Military-Related Posttraumatic Stress Disorder (PTSD) Provide Rationale to Study TNX-102 SL in the Aftermath of Trauma to Reduce Acute Stress Disorder (ASD) and Prevent PTSD

	99.03	Development of the AURORA Platform Trial Network to Test Interventions to Reduce Acute Stress Reaction Symptoms, and Illustration of Use Testing Sublingual Cyclobenzaprine TNX-102 SL
	99.04	Integrating Automated High-Throughput Scratch Assay and Cell Painting for Comprehensive Analysis of Cell Migration and Wound Healing
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: August 29, 2024	By:	/s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer